                                                                    Exhibit 99.4
                                                                          Page 9

    CASE NAME:              Aerovox, Inc.                       SCHEDULE OF POST PETITION LIABILITIES              FORM OPR-4
    CASE NUMBER:            01-14680 jnf                          FOR MONTH ENDED: December 01, 2001


                                            DATE INCURRED        DATE DUE         TOTAL DUE        0-30 DAYS        31-60 DAYS
TAXES PAYABLE

    Federal Income Taxes
            0               0                 0
                                           -----------------   --------------   ---------------   -------------   ---------------

    FICA - Employer's Share                        11/29/01         12/06/01             8,302           8,302                 0
                                           -----------------   --------------   ---------------   -------------   ---------------

    FICA - Employee's Share                        11/29/01         12/06/01             8,302           8,302                 0
                                           -----------------   --------------   ---------------   -------------   ---------------

    Withholding tax                                11/29/01         12/06/01             4,730           4,730                 0
                                           -----------------   --------------   ---------------   -------------   ---------------

    State Income Tax                                                                         0              $0                $0
                                           -----------------   --------------   ---------------   -------------   ---------------

    State Sales and Use Tax                                                                  0               -                $0
                                           -----------------   --------------   ---------------   -------------   ---------------

    State Franchise Tax                                                                      0               0                 0
                                           -----------------   --------------   ---------------   -------------   ---------------

    Personal Property Tax                                                                    0               0                 0
                                           -----------------   --------------   ---------------   -------------   ---------------

        TOTAL TAXES PAYABLE                                                            $21,334         $21,334                $0
                                           -----------------   --------------   ---------------   -------------   ---------------

POST PETITION SECURED DEBT                                                                   0               0                $0
                                           -----------------   --------------   ---------------   -------------   ---------------

POST PETITION UNSECURED DEBT                                                                 0               0                $0
                                           -----------------   --------------   ---------------   -------------   ---------------

ACCRUED INTEREST PAYABLE                            6/30/01       12/01/2001           882,982         189,000           189,000
                                           -----------------   --------------   ---------------   -------------   ---------------

TRADE ACCOUNTS PAYABLE & OTHER
(List separately)*

    Accrued Benefits                               11/29/01         12/06/01            33,897          33,897                 -
    ------------------------               -----------------   --------------   ---------------   -------------   ---------------

    A/P Trade  *                                    various          various           106,679          89,465             3,165
    ------------------------               -----------------   --------------   ---------------   -------------   ---------------

    Accrued Payroll                                11/29/01         12/06/01            50,263          50,263                 -
    ------------------------               -----------------   --------------   ---------------   -------------   ---------------

    Other Accrued Expenses                          various          various           992,452         992,452                 -
    ------------------------               -----------------   --------------   ---------------   -------------   ---------------

    TOTALS                                                                           2,087,607       1,376,411           192,165
                                           -----------------   --------------   ---------------   -------------   ---------------

                                              61-90 DAYS       OVER 90 DAYS
TAXES PAYABLE

    Federal Income Taxes                                0                    0
                                             -------------   ------------------

    FICA - Employer's Share                             0                    0
                                             -------------   ------------------

    FICA - Employee's Share                             0                    0
                                             -------------   ------------------

    Withholding tax                                     0                    0
                                             -------------   ------------------

    State Income Tax                                   $0                   $0
                                             -------------   ------------------

    State Sales and Use Tax                            $0                   $0
                                             -------------   ------------------

    State Franchise Tax                                $0                   $0
                                             -------------   ------------------

    Personal Property Tax                              $0                   $0
                                             -------------   ------------------

        TOTAL TAXES PAYABLE                            $0                   $0
                                             -------------   ------------------

POST PETITION SECURED DEBT                             $0                   $0
                                             -------------   ------------------

POST PETITION UNSECURED DEBT                           $0                   $0
                                             -------------   ------------------

ACCRUED INTEREST PAYABLE                           53,600              451,382
                                             -------------   ------------------

TRADE ACCOUNTS PAYABLE & OTHER
(List separately)*

    Accrued Benefits                                    -                    -
    ------------------------                 -------------   ------------------

    A/P Trade  *                                    7,986                6,062
    ------------------------                 -------------   ------------------


    Accrued Payroll                                     -                    -
    ------------------------                 -------------   ------------------


    Other Accrued Expenses                              -                    -
    ------------------------                 -------------   ------------------

    TOTALS                                         61,586              457,444
                                             -------------   ------------------

* Attach separate sheet if necessary.